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                                                                 EXHIBIT 10.17.1

                 AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT

         THIS AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT, dated as of January 28, 2003, is by and among Consolidated Coatings Corporation, an Ohio corporation, Weatherproofing Technologies, Inc., a Delaware corporation, DAP Products Inc., a Delaware corporation, The Testor Corporation, an Ohio corporation, Zinsser Co., Inc., a New Jersey corporation, Tremco Incorporated, an Ohio corporation, Rust-Oleum Corporation, an Illinois corporation, The Euclid Chemical Company, an Ohio corporation, and Republic Powdered Metals, Inc., an Ohio corporation (each of the foregoing, an "ORIGINATOR" and collectively, the "ORIGINATORS"), and RPM Funding Corporation, a. Delaware corporation ("BUYER"), and pertains to that certain Receivables Sale Agreement dated as of June 6,2002, by and among the Originators and Buyer, as heretofore amended (the "AGREEMENT"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in EXHIBIT I thereto (or, if not defined in Exhibit I thereto, the meanings assigned to such terms in EXHIBIT I to the Purchase Agreement referred to therein).

                             PRELIMINARY STATEMENT

         The parties wish to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments. Exhibit I to the Agreement is hereby amended as follows:

         (a) The definition of "RECEIVABLE" is hereby amended and restated in its entirety to read as follows:

                  "RECEIVABLE" means all rights to payment owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) constituting an account arising in connection with the sale of goods or the rendering of services by such Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; PROVIDED, HOWEVER, that the term "RECEIVABLE" shall not include any Excluded Receivable; PROVIDED, FURTHER, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.




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         (b) The following new defined term is hereby inserted in Exhibit I in its appropriate alphabetical order:

                  "EXCLUDED RECEIVABLE" means, unless and until each of the Agents otherwise consents in writing: any account or other right to payment arising from or in connection with the sale of goods or the rendering of services by (a) the "New Parks Division of Zinsser Co., Inc." or (b) any other hereafter acquired division of any of the Originators.

         3. Representations. Each of the parties hereto hereby represents and warrants to each of the other parties that (a) the execution and delivery by such party of this Amendment, and the performance of its obligations hereunder, have been duly authorized by all necessary action on its part, (b) this Amendment has been duly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (c) as of the date hereof, no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.

         4. Condition Precedent. This Amendment will become effective as of the date first above written upon receipt by the Agent of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Agent.

         5. Miscellaneous.

         5.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

         5.2. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER,

         5.3. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

         5.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

DAP PRODUCTS INC.,
THE TESTOR CORPORATION,
ZINSSER CO., INC.,
TREMCO INCORPORATED,
RUST-OLEUM CORPORATION,
THE EUCLID CHEMICAL COMPANY AND
REPUBLIC POWDERED METALS, INC.

By:    /s/ RONALD A. RICE
       --------------------------------
Name:  Ronald A. Rice
Title: Assistant Secretary


WEATHERPROOFING TECHNOLOGIES, INC.

By:    /s/ MICHAEL J. DRUMM
       --------------------------------
Name:  Michael J. Drumm
Title: Treasurer


RPM FUNDING CORPORATION

By:    /s/ KEITH R. SMILEY
       --------------------------------
Name:  Keith R. Smiley
Title: Vice President, Treasurer


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CONSENTED TO AS OF THE DATE FIRST ABOVE WRITTEN:

BANK ONE, NA, as Agent


By: /s/ SHERRI GERNER
    -----------------------------
    Sherri Gerner
    Director, Capital Markets



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